Exhibit 10.8(4)

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 30, 2021, is entered into by and among IT GLOBAL HOLDING LLC, a Delaware limited liability company (“IT Global”), 4TH SOURCE LLC a Delaware limited liability company (“4th Source”), AGILETHOUGHT, LLC, a Florida limited liability company (“AgileThought”), AN EXTEND, S.A. de C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico (“AN Extend”), AN EVOLUTION S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico (“AN Evolution,” and together with IT Global, 4th Source, AgileThought, and AN Extend, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”), AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation (“Ultimate Holdings” and together with Intermediate Holdings, the “Holdings Companies”), the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as Administrative Agent for the Lenders (the “Administrative Agent”).

recitals

WHEREAS, Borrowers, Holdings Companies, the Lenders party thereto, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 18, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent and the Lenders agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1 Amendments to Credit Agreement. Subject to the effectiveness of this Amendment, including, without limitation, the satisfaction of the conditions of effectiveness set forth in Section 5 below, on the Amendment No. 4 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended and restated to add the following new defined terms in appropriate alphabetical order:

“Amendment No. 4 Effective Date” is defined in the Fourth Amendment.

“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of April 30, 2021.

“Warrants” means (a) the warrants issued by LIVK in connection with its initial public offering of units (the “IPO”) to buyers of its units in the IPO and (b) the warrants issued by LIVK to its sponsor, LIV Capital Acquisition Sponsor, L.P., in a private placement occurring substantially concurrently with the IPO, substantially in the form attached as Exhibit A to the Fourth Amendment.

1.2 The definition of “Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Fixed Charges” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP for any Computation Period, the sum of, without duplication, (a) cash Interest Expense thereof in such Computation Period, plus (b) scheduled principal payments of Debt thereof (including (i) the Loans, (ii) the Second Lien Debt to the extent any such payments thereof would constitute Permitted Second Lien Debt Payments, and (iii) any Earn-out Obligations, including, without limitation, all Permitted Earn-out Obligations (other than the Permitted Earn-out Obligations paid out of funds on deposit in the Segregated Account), but excluding (x) the Revolving Loans and (y) scheduled payments of principal required to paid pursuant to Section 6.4.2 hereof during the Modified Amortization Period) in such Computation Period; provided that, for the avoidance of doubt, any Permitted Earn-out Obligation shall be excluded from Fixed Charges to the extent that, as of any date of determination, the Payment Conditions with respect to such Permitted Earn-Out Obligation are not satisfied as of such date (after giving pro forma effect to such payment).

1.3 The definition of “Debt” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, including, without limitation, the Second Lien Debt, (b) all indebtedness of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all Capitalized Lease Obligations of such Person, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business that are not more than 60 days past due), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), (g) all Hedging Obligations of such Person (determined in accordance with the definition of “Hedging Agreement”), (h) all Contingent Liabilities of such Person, (i) all Debt of any partnership of which such Person is a general partner, (j) all non-compete payment obligations, earn-outs and similar obligations of such Person (including, without limitation, all Earn-out Obligations), (k) all monetary obligations under any receivables factoring, receivable sale, or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing, or similar financing, and (l) any Equity Interests or other equity instrument (other than the Warrants), whether or not mandatorily redeemable, that under GAAP is characterized as debt, whether pursuant to financial accounting standards board issuance No. 150 or otherwise.

1.4 Section 6.4.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Term Loans. Borrowers shall repay the aggregate outstanding principal amount of the Term Loans (including, without limitation, the Existing Term Loans, the Closing Date Term Loans, and any Incremental Term Loans) (a) in consecutive quarterly installments equal to the Scheduled Term Loan Payment Amount on the last Business Day of each of March, June, September and December commencing on September 30, 2019 (other than for the six consecutive months ending February 28, 2021 through and including July 31, 2021 (the “Modified Amortization Period”) which shall amortize as set forth in clause (b)), (b) in six consecutive monthly installments equal to $1,000,000 each month on the last Business Day of each of calendar month during the Modified Amortization Period (provided that, upon prior written notice to the Administrative Agent, the Borrowers may elect to pay such monthly installments for the months ending April 30, 2021 and May 31, 2021 concurrently with the monthly installment for the month ending June 30, 2021), and (c) a final installment equal to the remaining outstanding principal balance of the Term Loans, payable on the Termination Date. Unless sooner paid in full, the outstanding principal balance of the Term Loans must be paid in full on the Termination Date. In the event that the Borrowers do not pay the monthly installment for the month ending April 30, 2021 on or before April 30, 2021, then the Borrowers shall jointly and severally pay to Administrative Agent, for the ratable benefit of the Lenders, a fee equal to $500,000, which fee shall be fully earned as of April 30, 2021 and due and payable on the Termination Date. In the event that the Borrowers do not pay the monthly installment for the month ending May 31, 2021 on or before May 31, 2021, then the Borrowers shall jointly and severally pay to Administrative Agent, for the ratable benefit of the Lenders, an additional fee equal to $500,000, which fee shall be full earned on May 31, 2021 and due and payable on the Termination Date.

1.5 Section 10.1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Annual Report. Promptly when available and in any event within 120 days after the close of each Fiscal Year (or, solely for the Fiscal Year ended December 31, 2020, within three Business Days of the Amendment No. 4 Effective Date) (a) a copy of the annual audit report of the Consolidated Group for such Fiscal Year, including consolidated balance sheets and statements of earnings and cash flows of the Consolidated Group as at the end of such Fiscal Year certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by Borrowers and reasonably acceptable to Administrative Agent, and (b) a balance sheet of the Consolidated Group as of the end of that Fiscal Year and statement of earnings and cash flows for the Consolidated Group for that Fiscal Year, certified by a Senior Officer of Borrower Representative.

1.6 Clause (e) in Section 11.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i) Permitted Earn-out Obligations, and (ii) Subordinated Debt (other than, for avoidance of doubt, any Second Lien Debt and the Permitted Earn-out Obligations) incurred after the Closing Date in an aggregate outstanding amount for all Loan Parties and their Subsidiaries not to exceed $4,000,000 at any time, so long as such Subordinated Debt is subject to a Subordination Agreement;

1.7 Clause (v) in Section 11.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(v) a SPAC Transaction, so long as such SPAC Transaction is consummated in accordance with Section 3 of the Fourth Amendment.

1.8 Section 11.12.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

11.12.1 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Consolidated Group for any Computation Period to be less than the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Fixed Charge Coverage
June 30, 2019	1.15:1.00
September 30, 2019	1.15:1.00
December 31, 2019	1.20:1.00
March 31, 2020, June 30, 2020, and September 30, 2020	1.25:1.00
December 31, 2020	1.15:1.00
March 31, 2021	1.10:1.00
June 30, 2021	1.10:1.00
September 30, 2021	1.20:1.00
December 31, 2021 and each Computation Period ending thereafter	1.25:1.00

1.9 Section 11.12.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

11.12.1 Total Leverage Ratio. Permit the Total Leverage Ratio of the Consolidated Group for any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Total Leverage Ratio
June 30, 2019	3.75:1.00
September 30, 2019	3.50:1.00
December 31, 2019	3.50:1.00
March 31, 2020	3.25:1.00
June 30, 2020	3.00:1.00
September 30, 2020	3.50:1.00
December 31, 2020	5.40:1.00
March 31, 2021	5.25:1.00
June 30, 2021	5.25:1.00
September 30, 2021	4.50:1.00
December 31, 2021	3.50:1.00
March 31, 2022 and each Computation Period ending thereafter	3.00:1.00

Section 2 Financial Advisor. The parties hereto agree that the Administrative Agent may at any time, in its discretion, employ a financial advisor acceptable to Administrative Agent in its discretion to review the forecast for and operations of the Consolidated Group, at the sole expense of the Borrowers.

Section 3 Consents. Notwithstanding anything to the contrary in any Loan Document, subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Lenders and the Administrative Agent hereby consent to the SPAC Transaction (including, for the avoidance of doubt, the terms and provisions of the Warrants) so long as (i) both before and after giving effect to the SPAC Transaction, no Default or Event of Default exists and (ii)(A) such SPAC Transaction shall be consummated based on an implied enterprise value of Ultimate Holdings of not less than $450,000,000, and (B) the aggregate amount of cash proceeds received by Ultimate Holdings or the SPAC in connection with the SPAC Transaction (including (x) cash proceeds pursuant to a “private investment in public equity”, (y) cash released from LIVK’s trust account in connection with the consummation of the SPAC Transaction and (z) cash investments pursuant to the LIV Equity Contribution Agreement) shall not be less than $40,000,000. In addition, notwithstanding anything to the contrary in any Loan Document, subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Lenders and the Administrative Agent hereby consent to the amendment of the certificate of incorporation of Ultimate Holdings substantially as required pursuant to Section 2.2 of the LIV Equity Contribution Agreement (the “Charter Amendment”), but solely provided that (x) the Administrative Agent is given three Business Days’ notice, and a copy of such Charter Amendment prior to the filing thereof, and (y) the Charter Amendment is not adverse to the interests of the Administrative Agent or the Lenders (unless otherwise agreed by the Administrative Agent in writing). For the avoidance of doubt, the Administrative Agent and the Lenders hereby agree that the terms of the Charter Amendment set forth in the Equity Term Sheet attached to the Third Amendment as Exhibit 3 are not adverse to the interests of the Administrative Agent or the Lenders.

Section 4 Definitions. All capitalized term used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.

Section 5 Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the “Amendment No. 4 Effective Date”):

5.1 Administrative Agent shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent and the Required Lenders;

5.2 Administrative Agent shall have received a fully executed copy of the Third Amendment to First Amended and Restated Credit Agreement, dated as of the date of this Amendment, amending the Second Lien Loan Agreement in form and substance satisfactory to the Administrative Agent;

5.3 Administrative Agent shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Amendment No. 4 Effective Date, including all Attorney Costs of the Administrative Agent incurred prior to or on the Amendment No. 4 Effective Date; and

5.4 all representations and warranties set forth in Section 5 hereof are true and correct.

Section 6 Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

6.1 the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

6.2 the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);

6.3 after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and

6.4 after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.

Section 7 Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 6. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

Section 8 Miscellaneous.

8.1 Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Holdings Companies and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.

8.2 Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

8.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

8.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

8.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

8.6 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

8.7 Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8.8 Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

8.9 Amendment No. 4 Fee. The Borrowers shall jointly and severally pay to Administrative Agent, for the ratable benefit of the Lenders that execute this Amendment, an amendment fee (the “Amendment No. 4 Fee”) equal to $375,000. The Amendment No. 4 Fee is fully earned on the Amendment No. 4 Effective Date. The Amendment No. 4 Fee will be due and payable in full on the Termination Date. The Amendment No. 4 Fee constitutes compensation for services rendered and does not constitute interest or a charge for the use of money. The Amendment No. 4 Fee shall not be subject to refund or rebate under any circumstances. The Amendment No. 4 Fee shall be paid in U.S. dollars in immediately available funds and shall not be subject to reduction by way of setoff, defense or counterclaim and are in addition to any other fee, cost or expense payable in connection with the Loan Documents.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

BORROWERS:	IT GLOBAL HOLDING LLC,
a Delaware limited liability company

	By:	/s/ Manuel Senderos
	Name:	Manuel Senderos Fernández
	Title:	President

4TH SOURCE LLC, a Delaware limited liability company

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	President

AGILETHOUGHT LLC, a Florida limited liability company

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Global Chief Executive Officer

AN EVOLUTION, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

Signature page to Fourth Amendment

AN EXTEND, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

HOLDINGS COMPANIES:	AN GLOBAL LLC, a Delaware limited liability company

	By:	/s/ Manuel Senderos
	Name:	Manuel Senderos Fernández
	Title:	President

AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation

By:	/s/ Manuel Senderos
Name:	Manuel Senderos Fernández
Title:	President

Signature page to Fourth Amendment

ADMINISTRATIVE AGENT:	MONROE CAPITAL MANAGEMENT ADVISORS, LLC, as Administrative Agent

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL CORPORATION, in its capacity as a Lender

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL FUND MARSUPIAL (LUX) FINANCING HOLDCO LP, in its capacity as a Lender

By: Monroe Capital Management Advisors LLC, as Investment Manager

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL FUND MARSUPIAL (LUX) FINANCING SPV LP, in its capacity as a Lender

By: Monroe Capital Fund Marsupial (Lux) Financing GP LLC, its General Partner

By: Monroe Capital Management Advisors LLC, as Designated Manager

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL FUND SV S.A.R.L., acting in respect of its Fund III (Unleveraged) Compartment, in its capacity as a Lender

By: Monroe Capital Management Advisors LLC, as Investment Manager

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL MML CLO 2017-1, LTD., in its capacity as a Lender

By: Monroe Capital Management LLC, as Asset Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name:	Jeffrey Williams
Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL MML CLO VI, LTD., in its capacity as a Lender

By: Monroe Capital Asset Management LLC, as Asset Manager and Attorney-in-fact

	By:	/s/ Jeffrey Williams
	Name:	Jeffrey Williams
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL MML CLO VII, LTD., in its capacity as a Lender

By: Monroe Capital Asset Management LLC, as Asset Manager and Attorney-in-fact

	By:	/s/ Jeffrey Williams
	Name:	Jeffrey Williams
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL MML CLO VIII, LTD., in its capacity as a Lender

By: Monroe Capital Asset Management LLC, as Asset Manager and Attorney-in-fact

	By:	/s/ Jeffrey Williams
	Name:	Jeffrey Williams
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PARTNERS FUND II, LP, in its capacity as a Lender

By: Monroe Capital Partners Fund II, LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND I LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund I LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED OFFSHORE) LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund II LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund II LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC, in its capacity as a Lender

By: Monroe Capital Private Credit Fund II LP, as Designated Manager

By: Monroe Capital Private Credit Fund II LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund II LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund III (Lux) Financing Holdco GP LLC, its General Partner

By: Monroe Capital Management Advisors LLC, as Manager

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV 2020 LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund III (Lux) Financing SPV GP LLC, its General Partner

By: Monroe Capital Management Advisors LLC, as Manager

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund III LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC, in its capacity as a Lender

By: Monroe Capital Private Credit Fund III LP, as Designated Manager

By: Monroe Capital Private Credit Fund III LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund III LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II-O (UNLEVERAGED OFFSHORE) LP, in its capacity as a Lender

By: Monroe Capital Private Credit Fund II LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE PRIVATE CREDIT FUND A LP, in its capacity as a Lender

By: Monroe Private Credit Fund A LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

LENDER:	MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as a Lender

By: Monroe Private Credit Fund A LP, as its Designated Manager

By: Monroe Private Credit Fund A LLC, its general partner

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Fourth Amendment

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